EXHIBIT 10.1
SECOND AMENDMENT AGREEMENT
THIS SECOND AMENDMENT AGREEMENT, dated as of February 23, 2016 (this “Amendment”), is among MERCURY CASUALTY COMPANY (the “Borrower”), MERCURY GENERAL CORPORATION (“Parent” and together with the Borrower, the “Loan Parties”) and MUFG UNION BANK, N.A., formerly known as Union Bank, N.A., as lender (“Lender”). Terms defined in the Term Loan Agreement (as defined below) are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.
WHEREAS, the Borrower, Parent and Lender are parties to that certain Term Loan Agreement dated as of October 4, 2011 (as amended, restated, supplemented or otherwise modified, the “Term Loan Agreement”) and wish to amend the Term Loan Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:
SECTION 1.    AMENDMENT TO TERM LOAN AGREEMENT. Effective as of the Amendment Effective Date (as hereinafter defined), Section 6.11(a) of the Term Loan Agreement is hereby amended in its entirety to read as follows:
“(a)    Borrower Statutory Surplus. Borrower shall not permit the Borrower Statutory Surplus to be less than an amount equal to the sum of (a) $750,000,000 plus (b) 25% of positive Consolidated Statutory Net Income earned in each calendar year commencing with the calendar year ended December 31, 2014.”
SECTION 2.    CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the “Amendment Effective Date”) when Lender shall have received:
(a)    this Amendment, duly executed by the Borrower, Parent and Lender;
(b)    a certificate signed by a Senior Officer of Borrower certifying that as of the Amendment Effective Date (i) the representations and warranties of the Loan Parties contained in Article 4 of the Term Loan Agreement, as amended hereby, are true and correct in all material respects (unless such representations and warranties are qualified by materiality, Material Adverse Effect or a similar concept applies, in which case such representations and warranties shall be true and correct in all respects), (ii) each Loan Party is in compliance with all of the terms and provisions of the Loan Documents and no Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment, and (iii) no material adverse change has occurred in the business, Property, operations, prospects or condition (financial or otherwise) of any Loan Party and there is no litigation (pending or threatened) that could reasonably be expected to have a Material Adverse Effect; and
(c)    from the Borrower all fees required to be paid, and all expenses for which invoices have been presented, on or before the date hereof.
SECTION 3.    REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, each Loan Party hereby represents and warrants to Lender as follows:

3.1    Due Authorization, Non‑Contravention, etc. The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, which could reasonably be expected to have a Material Adverse Effect, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
3.2    Government Approval, Regulation, etc. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment; except for approvals, consents, exemptions, authorizations, actions, notices or filings (i) which have already been obtained or made or (ii) for which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect and such failure could be cured without unreasonable delay or cost.
3.3    Validity, etc. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms.
3.4    No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment.
3.5    Representations and Warranties. The representations and warranties of the Loan Parties contained in Article 4 of the Term Loan Agreement (as amended hereby) and in the other Loan Documents are true and correct in all material respects (unless such representations and warranties are qualified by materiality, Material Adverse Effect or a similar concept applies, in which case such representations and warranties shall be true and correct in all respects) as of the Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (unless such representations and warranties are qualified by materiality, Material Adverse Effect or a similar concept applies, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date).
SECTION 4.    MISCELLANEOUS.
4.1    Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Term Loan Agreement, and the Term Loan Agreement, as amended hereby, and all other Loan Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Term Loan Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Term Loan Agreement as amended hereby.
4.2    Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Lender (including the reasonable fees and out‑of‑pocket expenses of counsel to Lender) in connection with the negotiation, preparation, execution and delivery of this Amendment.
4.3    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.
4.4    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
4.5    Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic “.pdf” file shall be effective as delivery of a manually executed counterpart hereof.
4.6    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN NEW YORK.
4.7    Successors and Assigns. Subject to any restrictions on assignment contained in the Term Loan Agreement, the Term Loan Agreement and this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
[Signatures follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment Agreement as of the date first set forth above.

BORROWER:

MERCURY CASUALTY COMPANY

By: /s/ THEODORE R. STALICK
Name:    Theodore R. Stalick

Title:	Senior Vice President and Chief Financial Officer

PARENT:

MERCURY GENERAL CORPORATION

By: /s/ THEODORE R. STALICK
Name:    Theodore R. Stalick

Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Second Amendment Agreement]

MUFG UNION BANK, N.A., formerly known as Union Bank, N.A., as Lender

By: /s/ GLENN SCHUERMANN
Name:    Glenn Schuermann

Title:	Director

[Signature Page to Second Amendment Agreement]